UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

Narek Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52022	33-1131287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10010 San Pedro Ave. Ste. 310
San Antonio, TX 78216
(Address of principal executive offices and Zip Code)

210-298-3350
(Registrant’s telephone number, including area code)

933 Mamaroneck Avenue, Suite 103
Mamaroneck, NY 10543
(914) 725-0567
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

EXPLANATORY NOTE

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following items on Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.01	Change in Control of Registrant.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Item 9.01	Financial Statements and Exhibits.

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2007, Narek Pharmaceuticals, Inc. (“we”, “us”, “our” or the “Company”) redeemed an aggregate of 14,000,000 shares (the “Kazanchyan Shares”) of its common stock, par value $.0001 per share (the “Common Stock”) from Anna Kazanchyan, M.D. (the “Selling Stockholder”), for an aggregate purchase price equal to $50,000 (the “Redemption”) and pursuant to the terms and conditions contained in that certain redemption agreement (the “Redemption Agreement”). The purchase price was paid in two parts, as follows: (i) $16,700 in cash and (ii) a promissory note in the principal amount of $33,300 (the “Kazanchyan Note”), both of which were delivered to Dr. Kazanchyan upon the execution and delivery of the Redemption Agreement. The Kazanchyan Note provides that the principal amount therein shall accrue interest at an annual rate equal to 9.25% and shall be paid no later than two business days after the Company has (i) completed a transaction (a “Shell Merger”) pursuant to which the Company is no longer a “shell company” as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) has received approval to commence the trading of its securities on the Pink Sheets LLC, the Nasdaq Over-the-Counter Bulletin Board or other established trading market.

At the closing of the Redemption, the Kazanchyan Shares, as well as appropriate blank stock powers, were placed in escrow with Feldman Weinstein & Smith LLP, as escrow agent, pursuant to that certain escrow agreement (the “Escrow Agreement”). Pursuant to the Kazanchyan Note, if the Company has not consummated a Shell Merger within one year of the date of the Kazanchyan Note, then, at anytime thereafter, unless all principal and interest outstanding on the Kazanchyan Note shall have previously been paid, upon written notice from the Selling Stockholder to the Company, upon written notice to the escrow agent under the Escrow Agreement, the Company immediately shall reissue, for a nominal purchase price equal to the par value thereof, to the Selling Stockholder the 14,000,000 of Common Stock then held in escrow in exchange for the cancellation of the Kazanchyan Note.

Upon consummation of the Redemption, the Selling Stockholder was no longer a stockholder of the Company. The description of the Redemption Agreement, the Kazanchyan Note and the Escrow Agreement are summaries and are qualified in their entirety by the provisions of the Redemption Agreement, the Kazanchyan Note and the Escrow Agreement, copies of which are attached hereto as Exhibit 10.1, Exhibit 4.1 and Exhibit 10.2, respectively.

Item 3.02  Unregistered Sales of Equity Securities.

On November 14, 2007, the Company sold 14,000,000 shares (the “Genesis Shares”) of Common Stock to Genesis Holdings, Inc., a Texas corporation (“Genesis”). The Company sold such shares of Common Stock to Genesis for an aggregate purchase price equal to $50,000 (the “Sale of Stock”) and pursuant to the terms and conditions contained in that certain common stock purchase agreement (the “Purchase Agreement”). The purchase price was paid in two parts, as follows: (i) $16,700 in cash and (ii) a promissory note in the principal amount of $33,300 (the “Genesis Note”), both of which were delivered to the Company upon the execution and delivery of the Purchase Agreement. The Genesis Note provides that the principal amount therein shall accrue interest at an annual rate equal to 9.25% and shall be paid no later than two business days after the Company has (i) completed a Shell Merger and (ii) has received approval to commence the trading of its securities on the Pink Sheets LLC, the Nasdaq Over-the-Counter Bulletin Board or other established trading market. A condition to closing the Sale of Stock was that all outstanding indebtedness of the Company to Anna Kazanchyan, M.D. shall have been converted to equity and canceled. The Company consummated the Sale of Stock under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

At the closing of the Sale of Stock, the Genesis Shares, as well as appropriate blank stock powers, were placed in escrow with Feldman Weinstein & Smith LLP, as escrow agent, pursuant to the Escrow Agreement. Pursuant to the Genesis Note, if the Company has not consummated a Shell Merger within one year of the date of the Genesis Note, then, at anytime thereafter, unless all principal and interest outstanding on the Genesis Note shall have previously been paid, upon Dr. Kazanchyan’s written notice to the escrow agent under the Kazanchyan Note and upon written notice to the escrow agent under the Escrow Agreement, the Company immediately shall redeem, for a nominal purchase price equal to the par value thereof, the Genesis Shares then held in escrow in exchange for the cancellation of the Genesis Note.

The description of the Purchase Agreement and the Genesis Note are summaries and are qualified in their entirety by the provisions of the Purchase Agreement and the Genesis Note, copies of which are attached hereto as Exhibit 10.3 and Exhibit 4.2, respectively.

In connection with the Sale of Stock, Dr. Kazanchyan, our sole director immediately prior to the Sale of Stock resigned and Pamela Morse was elected to serve on the Board of Directors of the Company. We filed an information statement with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 14f-1 of the Exchange Act, and mailed it to the Company’s sole stockholder at least 10 days prior to the closing of the Sale of Stock, notifying our sole stockholder of a change in the majority of our directors serving on the Board of Directors. Reference is made to Item 5.02 below beginning on page 18 for a more detailed discussion and which is incorporated herein by reference. Additionally, information on each of the directors currently serving on the Board of Directors is set forth below in the section titled Directors, Officers, Promoters and Control Persons beginning on page 13.

Upon consummation of the Redemption and Sale of Stock, the Company effected a change in control (the “Change in Control”). The following information is being provided with respect to the Company after giving effect to such Redemption and Sale of Stock pursuant to the requirements of Item 5.01 of Form 8-K and Form 10-SB. The following information includes, among other things, a description of the acquired business as required by Item 5.01 of Form 8-K, which description is incorporated herein by reference.

FORM 10-SB INFORMATION

DESCRIPTION OF OUR BUSINESS

Business Development

The Company was incorporated in the State of Delaware on January 24, 2006. Since inception, the Company has been engaged in organizational efforts and obtaining initial financing. The Company was formed as a vehicle to pursue a business combination. The Company filed a registration statement on Form 10-SB with the SEC on May 26, 2006, and since effectiveness, has begun efforts to identify a possible business combination. However, the Company has not entered into a letter of intent or any definitive agreement concerning any target business. The business purpose of the Company is to seek the acquisition of, or merger with, an existing company.

Prior to the Sale of Stock, Genesis and its representatives engaged in negotiations with a private corporation formed and located in Texas that is a manufacturer’s firm in the printing and packaging industry. Upon completion of the Sale of Stock, those negotiations, which are in an advanced stage, included the possibility of a combination transaction with the Company. The Company has not entered into any definitive agreement or other binding obligation at this time; however, we expect to do so in the near future. There can be no assurance that we will successfully enter into any definitive agreement or consummate any transaction in connection with the current negotiations with this target company.

Business of Issuer

The Company, based on proposed business activities, is a "blank check" company. The SEC defines those companies as "any development stage company that is issuing a penny stock, within the meaning of Section 3 (a)(51) of the Exchange Act and that has no specific business plan or purpose, or has indicated that its business plan is to merge with an unidentified company or companies." Under SEC Rule 12b-2 under the Securities Act, the Company also qualifies as a “shell company,” because it has no or nominal assets (other than cash) and no or nominal operations. Many states have enacted statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions. Management does not intend to undertake any efforts to cause a market to develop in our securities, either debt or equity, until we have successfully concluded a business combination. The Company intends to comply with the periodic reporting requirements of the Exchange Act for so long as we are subject to those requirements.

The Company was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. The Company’s principal business objective for the next 12 months and beyond such time will be to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. The Company will not restrict its potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business.

The analysis of new business opportunities will be undertaken by or under the supervision of the sole officer and director of the Company. As of this date the Company has not entered into any definitive agreement with any party. The Company has unrestricted flexibility in seeking, analyzing and participating in potential business opportunities. In its efforts to analyze potential acquisition targets, the Company will consider the following kinds of factors:

(a)  Potential for growth, indicated by new technology, anticipated market expansion or new products;

(b) Competitive position as compared to other firms of similar size and experience within the industry segment as well as within the industry as a whole;

(c)  Strength and diversity of management, either in place or scheduled for recruitment;

(d)  Capital requirements and anticipated availability of required funds, to be provided by the Company or from operations, through the sale of additional securities, through joint ventures or similar arrangements or from other sources;

(e)  The cost of participation by the Company as compared to the perceived tangible and intangible values and potentials;

(f)  The extent to which the business opportunity can be advanced;

(g)  The accessibility of required management expertise, personnel, raw materials, services, professional assistance and other required items; and

(h)  Other relevant factors.

In applying the foregoing criteria, no one of which will be controlling, management will attempt to analyze all factors and circumstances and make a determination based upon reasonable investigative measures and available data. Potentially available business opportunities may occur in many different industries, and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Due to the Company's limited capital available for investigation, the Company may not discover or adequately evaluate adverse facts about the opportunity to be acquired.

Form of Acquisition

The manner in which the Company participates in an opportunity will depend upon the nature of the opportunity, the respective needs and desires of the Company and the promoters of the opportunity, and the relative negotiating strength of the Company and such promoters.

It is likely that the Company will acquire its participation in a business opportunity through the issuance of Common Stock or other securities of the Company. Although the terms of any such transaction cannot be predicted, it should be noted that in certain circumstances the criteria for determining whether or not an acquisition is a so-called "tax free" reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), depends upon whether the owners of the acquired business own 80% or more of the voting stock of the surviving entity. If a transaction were structured to take advantage of these provisions rather than other "tax free" provisions provided under the Code, all prior stockholders would in such circumstances retain 20% or less of the total issued and outstanding shares. Under other circumstances, depending upon the relative negotiating strength of the parties, prior stockholders may retain substantially less than 20% of the total issued and outstanding shares of the surviving entity. This could result in substantial additional dilution to the equity of those who were stockholders of the Company prior to such reorganization.

The present stockholder of the Company will likely not have control of a majority of the voting shares of the Company following a reorganization transaction. As part of such a transaction, the Company's sole director may resign and new director(s) may be appointed without any vote by stockholders.

In the case of an acquisition, the transaction may be accomplished upon the sole determination of management without any vote or approval by stockholders. In the case of a statutory merger or consolidation directly involving the Company, it will likely be necessary to call a stockholders' meeting and obtain the approval of the holders of a majority of the outstanding shares. The necessity to obtain such stockholder approval may result in delay and additional expense in the consummation of any proposed transaction and will also give rise to certain appraisal rights to dissenting stockholders. Most likely, management will seek to structure any such transaction so as not to require stockholder approval.

It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial cost for accountants, attorneys and others. If a decision is made not to participate in a specific business opportunity, the costs theretofore incurred in the related investigation would not be recoverable. Furthermore, even if an agreement is reached for the participation in a specific business opportunity, the failure to consummate that transaction may result in the loss to the Company of the related costs incurred.

We presently have no employees apart from our management. Our sole officer and director is engaged in outside business activities and anticipates she will devote very limited time to our business until the acquisition of a successful business opportunity has been identified. We expect no significant changes in the number of our employees other than such changes, if any, incident to a business combination.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OR PLAN OF OPERATIONS

The Company was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. Our principal business objective for the next 12 months and beyond such time will be to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. The Company will not restrict our potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business.

The Company does not currently engage in any business activities that provide cash flow. The costs of investigating and analyzing business combinations for the next 12 months and beyond such time will be paid with money in our treasury.

During the next 12 months we anticipate incurring costs related to:

(i)	filing of Exchange Act reports, and

(ii)	consummating an acquisition.

We believe we will be able to meet these costs through use of funds in our treasury, through deferral of fees by certain service providers and additional amounts, as necessary, to be loaned to or invested in us by our stockholders, management or other investors.

The Company may consider a business which has recently commenced operations, is a developing company in need of additional funds for expansion into new products or markets, is seeking to develop a new product or service, or is an established business which may be experiencing financial or operating difficulties and is in need of additional capital. In the alternative, a business combination may involve the acquisition of, or merger with, a company which does not need substantial additional capital, but which desires to establish a public trading market for its shares, while avoiding, among other things, the time delays, significant expense, and loss of voting control which may occur in a public offering.

Prior to the Sale of Stock, Genesis and its representatives were involved in advanced negotiations with a representative of another company regarding a business combination with us. Such target business or any other target business that is selected may be a financially unstable company or an entity in its early stages of development or growth, including entities without established records of sales or earnings. In that event, we will be subject to numerous risks inherent in the business and operations of financially unstable and early stage or potential emerging growth companies. In addition, we may effect a business combination with an entity in an industry characterized by a high level of risk, and, although our management will endeavor to evaluate the risks inherent in a particular target business, there can be no assurance that we will properly ascertain or assess all significant risks.

The Company anticipates that the selection of a business combination will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our management believes that there are numerous firms seeking even the limited additional capital that we will have and/or the perceived benefits of becoming a publicly traded corporation. Such perceived benefits of becoming a publicly traded corporation include, among other things, facilitating or improving the terms on which additional equity financing may be obtained, providing liquidity for the principals of and investors in a business, creating a means for providing incentive stock options or similar benefits to key employees, and offering greater flexibility in structuring acquisitions, joint ventures and the like through the issuance of stock. Potentially available business combinations may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.

Prior to the Sale of Stock, Genesis and its representatives engaged in negotiations with a private corporation formed and located in Texas that is a manufacturer’s firm in the printing and packaging industry. Upon completion of the Sale of Stock, those negotiations, which are in an advanced stage, included the possibility of a combination transaction with the Company. The Company has not entered into any definitive agreement or other binding obligation at this time; however, we expect to do so in the near future. There can be no assurance that we will successfully enter into any definitive agreement or consummate any transaction in connection with the current negotiations with this target company.

RISK FACTORS

An investment in the Company is highly speculative in nature and involves an extremely high degree of risk.

There may be conflicts of interest between our management and our non-management stockholders.

Conflicts of interest create the risk that management may have an incentive to act adversely to the interests of other investors. A conflict of interest may arise between our management's personal pecuniary interest and its fiduciary duty to our stockholders. In addition, Pamela Morse, our sole officer and director, is currently involved with other blank check companies and conflicts in the pursuit of business combinations with such other blank check companies with which they and other members of our management are, and may be the future be, affiliated with may arise. If we and the other blank check companies that our sole officer and director is affiliated with desire to take advantage of the same opportunity, then the officer and director that is affiliated with both companies would abstain from voting upon the opportunity.

Our business is difficult to evaluate because we have no operating history.

As the Company has no operating history or revenue and only minimal assets, there is a risk that we will be unable to continue as a going concern and consummate a business combination. The Company has had no recent operating history nor any revenues or earnings from operations since inception. We have no significant assets or financial resources. We will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in our incurring a net operating loss that will increase continuously until we can consummate a business combination with a profitable business opportunity. We cannot assure you that we can identify a suitable business opportunity and consummate a business combination.

There is competition for those private companies suitable for a merger transaction of the type contemplated by management.

The Company is in a highly competitive market for a small number of business opportunities which could reduce the likelihood of consummating a successful business combination. We are and will continue to be an insignificant participant in the business of seeking mergers with, joint ventures with and acquisitions of small private and public entities. A large number of established and well-financed entities, including small public companies and venture capital firms, are active in mergers and acquisitions of companies that may be desirable target candidates for us. Nearly all these entities have significantly greater financial resources, technical expertise and managerial capabilities than we do; consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. These competitive factors may reduce the likelihood of our identifying and consummating a successful business combination.

Future success is highly dependent on the ability of management to locate and attract a suitable acquisition.

The nature of our operations is highly speculative and there is a consequent risk of loss of your investment. The success of our plan of operation will depend to a great extent on the operations, financial condition and management of the identified business opportunity. While management intends to seek business combination(s) with entities having established operating histories, we cannot assure you that we will be successful in locating candidates meeting that criterion. In the event we complete a business combination, the success of our operations may be dependent upon management of the successor firm or venture partner firm and numerous other factors beyond our control.

The Company currently has no existing agreement for a business combination or other transaction.

We currently have no definitive agreement with respect to engaging in a merger with, joint venture with or acquisition of, a private or public entity. While prior to the Sale of Stock, Genesis and its representatives were in negotiations with a private company regarding a possible reverse merger or other business combination, no assurance can be given that we will successfully conclude a transaction with such party. We cannot guarantee that we will be able to negotiate a business combination on favorable terms, and there is consequently a risk that funds allocated to the purchase of our shares will not be invested in a company with active business operations.

Management intends to devote only a limited amount of time to seeking a target company which may adversely impact our ability to identify a suitable acquisition candidate.

While seeking a business combination, management anticipates devoting no more than a limited amount of time to the Company's affairs in total. Our sole officer has not entered into a written employment agreement with us and is not expected to do so in the foreseeable future. This limited commitment may adversely impact our ability to identify and consummate a successful business combination.

Our sole stockholder may engage in a transaction to cause the Company to repurchase its shares of Common Stock.

In order to provide an interest in the Company to a third party, our sole stockholder may choose to cause the Company to sell Company securities to third parties, with the proceeds of such sale being utilized by the Company to repurchase shares of Common Stock held by the stockholder. As a result of such transaction, our management, principal stockholder(s) and Board of Directors may change.

The time and cost of preparing a private company to become a public reporting company may preclude us from entering into a merger or acquisition with the most attractive private companies.

Target companies that fail to comply with SEC reporting requirements may delay or preclude acquisition. Sections 13 and 15(d) of the Exchange Act require reporting companies to provide certain information about significant acquisitions, including certified financial statements for the company acquired, covering one, two, or three years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target entities to prepare these statements may significantly delay or essentially preclude consummation of an acquisition. Otherwise suitable acquisition prospects that do not have or are unable to obtain the required audited statements may be inappropriate for acquisition so long as the reporting requirements of the Exchange Act are applicable.

The Company may be subject to further government regulation which would adversely affect our operations.

Although we will be subject to the reporting requirements under the Exchange Act, management believes we will not be subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), since we will not be engaged in the business of investing or trading in securities. If we engage in business combinations which result in our holding passive investment interests in a number of entities, we could be subject to regulation under the Investment Company Act. If so, we would be required to register as an investment company and could be expected to incur significant registration and compliance costs. We have obtained no formal determination from the SEC as to our status under the Investment Company Act and, consequently, violation of the Investment Company Act could subject us to material adverse consequences.

Any potential acquisition or merger with a foreign company may subject us to additional risks.

If we enter into a business combination with a foreign company, we will be subject to risks inherent in business operations outside of the United States. These risks include, for example, currency fluctuations, regulatory problems, punitive tariffs, unstable local tax policies, trade embargoes, risks related to shipment of raw materials and finished goods across national borders and cultural and language differences. Foreign economies may differ favorably or unfavorably from the United States economy in growth of gross national product, rate of inflation, market development, rate of savings, and capital investment, resource self-sufficiency and balance of payments positions, and in other respects.

There is currently no trading market for our Common Stock, and liquidity of shares of our Common Stock is limited.

Our shares of Common Stock are not registered under the securities laws of any state or other jurisdiction, and accordingly there is no public trading market for our Common Stock. Further, no public trading market is expected to develop in the foreseeable future unless and until the Company completes a business combination with an operating business and the Company thereafter files a registration statement under the Securities Act. Therefore, outstanding shares of our Common Stock cannot be offered, sold, pledged or otherwise transferred unless subsequently registered pursuant to, or exempt from registration under, the Securities Act and any other applicable federal or state securities laws or regulations. Shares of our Common Stock cannot be sold under the exemptions from registration provided by Rule 144 under or Section 4(1) of the Securities Act (“Rule 144”), in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, dated January 21, 2000 (the “Wulff Letter”). The Wulff Letter provides that certain private transfers of the shares of common stock also may be prohibited without registration under federal securities laws. The SEC has proposed codifying certain aspects of the Wulff Letter and adjusting some of its provisions. The proposed adjustments include allowing stockholders of a company that was formerly a shell company to be able to utilize the exemption from registration under Rule 144 under certain circumstances following such time as the company is no longer a shell company and certain disclosures have been completed. There is no assurance that this proposal will ultimately be adopted by the SEC in its current form or any other form.

Compliance with the criteria for securing exemptions under federal securities laws and the securities laws of the various states is extremely complex, especially in respect of those exemptions affording flexibility and the elimination of trading restrictions in respect of securities received in exempt transactions and subsequently disposed of without registration under the Securities Act or state securities laws.

There are issues impacting liquidity of our securities with respect to the SEC’s review of a future resale registration statement.

Since our shares of Common Stock issued prior to a business combination or reverse merger cannot currently, nor will they for a considerable period of time after we complete a business combination, be available to be offered, sold, pledged or otherwise transferred without being registered pursuant to the Securities Act, we will likely file a resale registration statement on Form SB-2 or Form S-1, or some other available form, to register for resale such shares of Common Stock. We cannot control this future registration process in all respects as some matters are outside our control. Even if we are successful in causing the effectiveness of the resale registration statement, there can be no assurances that the occurrence of subsequent events may not preclude our ability to maintain the effectiveness of the registration statement. Any of the foregoing items could have adverse effects on the liquidity of our shares of Common Stock.

In addition, the SEC has recently disclosed that it has developed internal informal guidelines concerning the use of a resale registration statement to register the securities issued to certain investors in private investment in public equity (PIPE) transactions, where the issuer has a market capitalization of less than $75 million and, in general, does not qualify to file a Registration Statement on Form S-3 to register its securities. The SEC has taken the position that these smaller issuers may not be able to rely on Rule 415 under the Securities Act (“Rule 415”), which generally permits the offer and sale of securities on a continued or delayed basis over a period of time, but instead would require that the issuer offer and sell such securities in a direct or "primary" public offering, at a fixed price, if the facts and circumstances are such that the SEC believes the investors seeking to have their shares registered are underwriters and/or affiliates of the issuer. It appears that the SEC in most cases will permit a registration for resale of up to one third of the total number of shares of common stock then currently owned by persons who are not affiliates of such issuer and, in some cases, a larger percentage depending on the facts and circumstances. Staff members also have indicated that an issuer in most cases will have to wait until the later of six months after effectiveness of the first registration or such time as substantially all securities registered in the first registration are sold before filing a subsequent registration on behalf of the same investors. Since, following a reverse merger or business combination, we may have little or no tradable shares of common stock, it is unclear as to how many, if any, shares of Common Stock the SEC will permit us to register for resale, but SEC staff members have indicated a willingness to consider a higher percentage in connection with registrations following reverse mergers with shell companies such as the Company. The SEC may require as a condition to the declaration of effectiveness of a resale registration statement that we reduce or “cut back” the number of shares of common stock to be registered in such registration statement. The result of the foregoing is that a stockholder’s liquidity in our Common Stock may be adversely affected in the event the SEC requires a cut back of the securities as a condition to allow the Company to rely on Rule 415 with respect to a resale registration statement, or, if the SEC requires us to file a primary registration statement.

We have never paid dividends on our Common Stock.

We have never paid dividends on our Common Stock and do not presently intend to pay any dividends in the foreseeable future. We anticipate that any funds available for payment of dividends will be re-invested into the Company to further its business strategy.

The Company may be subject to certain tax consequences in our business, which may increase our cost of doing business.

We may not be able to structure our acquisition to result in tax-free treatment for the companies or their stockholders, which could deter third parties from entering into certain business combinations with us or result in being taxed on consideration received in a transaction. Currently, a transaction may be structured so as to result in tax-free treatment to both companies, as prescribed by various federal and state tax provisions. We intend to structure any business combination so as to minimize the federal and state tax consequences to both us and the target entity; however, we cannot guarantee that the business combination will meet the statutory requirements of a tax-free reorganization or that the parties will obtain the intended tax-free treatment upon a transfer of stock or assets. A non-qualifying reorganization could result in the imposition of both federal and state taxes that may have an adverse effect on both parties to the transaction.

Our business will have no revenues unless and until we merge with or acquire an operating business.

         We are a development stage company and have had no revenues from operations. We may not realize any revenues unless and until we successfully merge with or acquire an operating business.

The Company intends to issue more shares in a merger or acquisition, which will result in substantial dilution.

         Our Certificate of Incorporation authorizes the issuance of a maximum of 125,000,000 shares of Common Stock and a maximum of 10,000,000 shares of preferred stock, par value $.0001 per share (the “Preferred Stock”). Any merger or acquisition effected by us may result in the issuance of additional securities without stockholder approval and may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. Moreover, the Common Stock issued in any such merger or acquisition transaction may be valued on an arbitrary or non-arm’s-length basis by our management, resulting in an additional reduction in the percentage of Common Stock held by our then existing stockholders. Our Board of Directors has the power to issue any or all of such authorized but unissued shares without stockholder approval. To the extent that additional shares of Common Stock or Preferred Stock are issued in connection with a business combination or otherwise, dilution to the interests of our stockholders will occur and the rights of the holders of Common Stock might be materially and adversely affected.

The Company has conducted limited market research or identification of business opportunities, which may affect our ability to identify a business to merge with or acquire.

       The Company has conducted limited market research concerning prospective business opportunities. Therefore, we have no assurances that market demand exists for a merger or acquisition as contemplated by us. There is no assurance that we will be able to acquire a business opportunity on terms favorable to us. Decisions as to which business opportunity to participate in will be unilaterally made by our management, which may act without the consent, vote or approval of our stockholders.

Because we may seek to complete a business combination through a “reverse merger”, following such a transaction we may not be able to attract the attention of major brokerage firms.

Additional risks may exist since we will assist a privately held business to become public through a “reverse merger.” Securities analysts of major brokerage firms may not provide coverage of our Company since there is no incentive to brokerage firms to recommend the purchase of our Common Stock. No assurance can be given that brokerage firms will want to conduct any secondary offerings on behalf of our post-merger company in the future.

We cannot assure you that following a business combination with an operating business, our Common Stock will be listed on NASDAQ or any other securities exchange.

Following a business combination, we may seek the listing of our Common Stock on NASDAQ or the American Stock Exchange. However, we cannot assure you that following such a transaction, we will be able to meet the initial listing standards of either of those or any other stock exchange, or that we will be able to maintain a listing of our Common Stock on either of those or any other stock exchange. After completing a business combination, until our Common Stock is listed on the NASDAQ or another stock exchange, we expect that our Common Stock would be eligible to trade on the OTC Bulletin Board, another over-the-counter quotation system, or on the “pink sheets,” where our stockholders may find it more difficult to dispose of shares or obtain accurate quotations as to the market value of our Common Stock. In addition, we would be subject to an SEC rule that, if it failed to meet the criteria set forth in such rule, imposes various practice requirements on broker-dealers who sell securities governed by the rule to persons other than established customers and accredited investors. Consequently, such rule may deter broker-dealers from recommending or selling our common stock, which may further affect its liquidity. This would also make it more difficult for us to raise additional capital following a business combination.

Authorization of Preferred Stock.

Our Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of Preferred Stock with designations, rights and preferences determined from time to time by its Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the Common Stock. In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. Although we have no present intention to issue any shares of its authorized Preferred Stock, there can be no assurance that the Company will not do so in the future.

This report contains forward-looking statements and information relating to us, our industry and to other businesses.

These forward-looking statements are based on the beliefs of our management, as well as assumptions made by and information currently available to our management. When used in this report, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are subject to risks and uncertainties that may cause our actual results to differ materially from those contemplated in our forward-looking statements. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

DESCRIPTION OF PROPERTY

Our principal executive offices are located at 10010 San Pedro Avenue, Ste. 310, San Antonio Texas 78216. The Company utilizes the office space and equipment of its sole stockholder at no cost. Management estimates such amounts to be immaterial.

The Company neither rents nor owns any properties. The Company currently has no policy with respect to investments or interests in real estate, real estate mortgages or securities of, or interests in, persons primarily engaged in real estate activities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership (as defined in Instruction 4 to Item 403 of Regulation S-B under the Exchange Act) of our Common Stock as of November 14, 2007 (after the consummation of the Redemption and Sale of Stock described in Item 1.01, Item 3.02 and elsewhere in this Current Report) by (i) each person who is known by us to be the beneficial owner of more than 5% of any class of our voting securities, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Shares Beneficially Owned (1)	Percent of Class (2)
5% or Greater Stockholders:
Genesis Holdings, Inc. (3) 10010 San Pedro Avenue, Ste. 310 San Antonio Texas 78216	14,000,000	100%
Directors and Named Executive Officers:
Pamela Morse (4) 2626 Forest Pebble San Antonio, TX 78232	14,000,000 (5)	100%
All directors and executive officers as a group (1 person):	14,000,000 (5)	100%

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2) Based upon 14,000,000 shares of Common Stock issued and outstanding as of the consummation of the Redemption and Sale of Stock.

(3) Pamela Morse, the acting Chief Executive Officer of Genesis, has investment and voting control over the shares owned by Genesis, and therefore may be deemed to be a beneficial owner thereof.

(4) Ms. Morse is the President, Secretary and sole director of the Company.

(5) Represents shares of Common Stock owned by Genesis. As acting Chief Executive Officer of Genesis, Ms. Morse may be deemed to be the beneficial owner of these shares of Common Stock.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS and CONTROL PERSONS

Identification of Directors and Executive Officers.

The following table sets forth the name, age and positions of our sole executive officer and director as of the date of this Current Report.

Name	Age	Position
Pamela Morse	31	President, Secretary and Director

Pamela Morse. Pamela Morse has served as our President, Secretary and sole director since November 14, 2007. Since August 2007, Ms. Morse has served as the acting Chief Executive Officer of Genesis Holdings, Inc.; however, she has worked for Genesis since May of 2007 as a corporate attorney. Prior to joining Genesis, from March 2007 until May 2007, she worked as a Mortgage Counselor for United Services Automobile Association. From October 2006 until February 2007, Ms. Morse worked in promotional marketing for GMR Promotions. From February 2006 until September 2006, she worked in home sales for David Weekley Homes. From September 2002 to January 2006, Ms. Morse taught part time at schools in Round Rock and San Antonio, Texas and assisted with a family business. From 1994 through 2002 Ms. Morse was a Manager of Pirone’s Italian Restaurant in Westampton, New Jersey. Ms. Morse also serves as the President, Secretary and sole director of Verbena Pharmaceuticals Inc., a publicly-reporting, blank check, shell company. Ms. Morse received a law degree from Rutgers School of Law in Camden, New Jersey in 2001; she also received a Bachelors degree with honors in Psychology and Philosophy from Rutgers University 1998.

Significant Employees

As of the date of this report, we have no significant employees.

Family Relationships

None.

Involvement in Certain Legal Proceedings

There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of Company during the past five years.

Audit, Nominating and Compensation Committees

Our Board of Directors does not have standing audit, nominating or compensation committees. Currently, we have only limited resources. Instead, the functions that might be delegated to such committees are carried out by our Board of Directors, to the extent required. Our Board of Directors believes that the cost of establishing such committees, including the costs necessary to recruit and retain qualified independent directors to serve on our Board of Directors and such committees and the legal costs to properly form and document the authority, policies and procedures of such committees are not justified under our current circumstances. The Company does not have a qualified financial expert at this time because it has not been able to hire a qualified candidate. The Company believes that it has inadequate financial resources at this time to hire such an expert. The Company intends to continue to search for a qualified individual for hire.

EXECUTIVE COMPENSATION

Dr. Kazanchyan, the Company’s sole officer and director prior to the Change in Control, did not receive any cash remuneration since inception of the Company. We anticipate that Pamela Morse,  our sole officer and director will not earn any compensation until the consummation of an acquisition. The Company’s sole officer and director intends to devote only a very limited time to our affairs.

It is possible that, after the Company successfully consummates a business combination with an unaffiliated entity, that entity may desire to employ or retain our management for the purposes of providing services to the surviving entity. However, the Company has adopted a policy whereby the offer of any post-transaction employment to members of management will not be a consideration in our decision whether to undertake any proposed transaction.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation our management will receive after a business combination that is required to be included in this table, or otherwise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 6, 2006, the Company issued two 4% promissory notes payable for $12,500 and $18,600, to Dr. Anna Kazanchyan, the sole officer, director and stockholder of the Company (the “February 2006 Notes”). On July 13, 2006, the Company issued one 4% promissory note payable for $10,000, to Dr. Anna Kazanchyan (the “July 2006 Note”). On November 8, 2006, the Company and Dr. Kazanchyan amended and restated the July 2006 Note to clarify that interest shall accrue on the outstanding principal balance daily from the date the Company receives the funds. On March 16, 2007, the Company issued one 8.25% promissory note payable for $3,500, to Dr. Anna Kazanchyan (the “March 2007 Note”). On May 30, 2007, the Company issued one 8.25% promissory note payable for $15,000, to Dr. Anna Kazanchyan (the “May 2007 Note” and, together with the February 2006 Notes, the July 2006 Note and the March 2007 Note, the “Notes”). The Notes and all accrued interest mature upon completion of a merger, and if no merger is consummated, then the February 2006 Notes and the July 2006 Note will reach maturity on December 31, 2010, the March 2007 Note will reach maturity on March 16, 2009 and the May 2007 Note will reach maturity on May 30, 2009. In connection with the closing the Sale of Stock, all outstanding indebtedness of the Company to Anna Kazanchyan, M.D. was converted into equity and canceled.

DESCRIPTION OF SECURITIES

We are authorized to issue an aggregate of 135,000,000 shares of capital stock, 125,000,000 shares of which are Common Stock and 10,000,000 shares of which are Preferred Stock. As of November 14, 2007, 14,000,000 shares of our Common Stock were issued and outstanding and zero shares of Preferred Stock were issued and outstanding.

Common Stock

All outstanding shares of our Common Stock are of the same class and have equal rights and attributes.

Voting. The holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. Our Common Stock does not have cumulative voting rights. Persons who hold a majority of the outstanding shares of our Common Stock entitled to vote on the election of directors can elect all of the directors who are eligible for election.

Dividends. Subject to the preferential dividend rights and consent rights of any series of Preferred Stock that we may from time to time designate, holders of our Common Stock are entitled to share equally in dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available.

Liquidation and Dissolution. In the event of liquidation, dissolution or winding up of the Company, subject to the preferential liquidation rights of any series of Preferred Stock that we may from time to time designate, the holders of our Common Stock are entitled to share ratably in all of our assets remaining after payment of all liabilities and preferential liquidation rights.

Preferred Stock

Our Certificate of Incorporation authorizes the issuance of shares of Preferred Stock with designations, rights and preferences determined from time to time by our Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the Common Stock. In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company.

The descriptions of our Common Stock and Preferred Stock above are only summaries and are qualified in their entirety by the provisions of the Company’s Certificate of Incorporation and By-Laws, copies of which are attached or referenced as exhibits to this Current Report and are incorporated by reference herein.

Debt Securities

On February 6, 2006, the Company issued two 4% promissory notes payable for $12,500 and $18,600, to Dr. Anna Kazanchyan, the sole officer, director and stockholder of the Company (the “February 2006 Notes”). On July 13, 2006, the Company issued one 4% promissory note payable for $10,000, to Dr. Anna Kazanchyan (the “July 2006 Note”). On November 8, 2006, the Company and Dr. Kazanchyan amended and restated the July 2006 Note to clarify that interest shall accrue on the outstanding principal balance daily from the date the Company receives the funds. On March 16, 2007, the Company issued one 8.25% promissory note payable for $3,500, to Dr. Anna Kazanchyan (the “March 2007 Note”). On May 30, 2007, the Company issued one 8.25% promissory note payable for $15,000, to Dr. Anna Kazanchyan (the “May 2007 Note” and, together with the February 2006 Notes, the July 2006 Note and the March 2007 Note, the “Notes”). The Notes and all accrued interest mature upon completion of a merger, and if no merger is consummated, then the February 2006 Notes and the July 2006 Note will reach maturity on December 31, 2010, the March 2007 Note will reach maturity on March 16, 2009 and the May 2007 Note will reach maturity on May 30, 2009. In connection with the closing the Sale of Stock, all outstanding indebtedness of the Company to Anna Kazanchyan, M.D. was converted into equity and canceled.

On November 14, 2007, the Company issued the Kazanchyan Note in the principal amount of $33,300, which provides that interest shall accrue at an annual rate equal to 9.25%, in connection with the Redemption. The Kazanchyan Note provides that the principal amount therein shall be paid no later than two business days after the Company has (i) completed a Shell Merger and (ii) has received approval to commence the trading of its securities on the Pink Sheets LLC, the Nasdaq Over-the-Counter Bulletin Board or other established trading market.

The Kazanchyan Note provides that, if the Company does not complete a Shell Merger within one year of the date of the Kazanchyan Note, then, at anytime thereafter, unless all principal and interest outstanding on the Kazanchyan Note shall have previously been paid, upon written notice from Dr. Kazanchyan to the Company and upon written notice to the escrow agent, the Company immediately shall reissue to Dr. Kazanchyan the fourteen million (14,000,000) shares of Common Stock then held in escrow in exchange for the cancellation of the Kazanchyan Note and shall receive from the escrow agent and redeem, for a nominal purchase price equal to the par value thereof, fourteen million (14,000,000) shares of Common Stock owned by Genesis.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

The Company's Common Stock is not trading on any stock exchange. The Company is not aware of any market activity in its stock since its inception and through the date of this filing.

Holders

As of the date of this report, there is one holder of record of our Common Stock.

Dividends

The Company has not paid any cash dividends to date and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Company’s business.

Securities Authorized for Issuance Under Equity Compensation Plans

None.

LEGAL PROCEEDINGS

Currently, we are not a party to any pending legal proceedings, and are not aware of any proceeding threatened or contemplated against us by any governmental authority or other party.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

There are not and have not been any disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure.

RECENT SALES OF UNREGISTERED SECURITIES

Sales of Unregistered Securities by the Company

As described in Item 3.02 of this Current Report, on November 14, 2007, the Company sold 14,000,000 shares of Common Stock to Genesis for an aggregate purchase price equal to $50,000. The Company sold these shares pursuant to the exemption from registration provided by Section 4(2) of the Securities Act.

On February 6, 2006, the Company sold 14,000,000 shares of Common Stock to Dr. Kazanchyan, our then-current sole officer and director, for an aggregate purchase price equal to $1,400. The Company sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act. On November 14, 2007, as described in Item 1.01 of this Current Report, the Company redeemed 14,000,000 of such shares from the Selling Stockholder for an aggregate purchase price equal to $50,000.

No securities have been issued for services. Neither the Company nor any person acting on its behalf offered or sold the securities by means of any form of general solicitation or general advertising. No services were performed by any purchaser as consideration for the shares issued.

All stockholders represented in writing that they acquired the securities for their own accounts. A legend was placed on the stock certificates stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom, but may not be sold pursuant to the exemptions provided by Section 4(1) of the Securities Act or Rule 144 under the Securities Act, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, Inc., dated January 21, 2000.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys' fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys' fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, agreement, a vote of stockholders or disinterested directors or otherwise.

The Company’s Certificate of Incorporation provides that it will indemnify and hold harmless, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants us the power to indemnify.

The Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

•	any breach of the director's duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	payments of unlawful dividends or unlawful stock repurchases or redemptions; or

•	any transaction from which the director derived an improper personal benefit.

        The Company’s Certificate of Incorporation provides that, to the fullest extent permitted by applicable law, none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this provision will be prospective only and will not adversely affect any limitation, right or protection of a director of our company existing at the time of such repeal or modification.

FINANCIAL STATEMENTS

Reference is made to Item 7 of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on March 30, 2007 and to Item 1 of the Company’s Periodic Report on Form 10-QSB for the quarter ended June 30, 2007 filed with the SEC on August 13, 2007, both of which are incorporated herein by reference.

EXHIBITS

Reference is made to Item 9.01 of this Current Report, which is incorporated herein by reference.

END OF FORM 10-SB INFORMATION

Item 5.01 Changes in Control of Registrant.

As a result of the Redemption and Sale of Stock, the Company experienced the Change in Control, with Genesis acquiring 100% of the outstanding shares of Common Stock and control of the Company. Reference is made to the disclosures set forth in Item 1.01 and Item 3.02 of this Current Report, which disclosures are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Change in Control, our Board of Directors and officers changed. Immediately prior to the closing of the Change in Control, Anna Kazanchyan, M.D. resigned as member of our Board of Directors of the Company on November 14, 2007. A copy of her resignation letter is attached hereto as Exhibit 17.1. On November 14, 2007, prior to Dr. Kazanchyan’s resignation from the Board of Directors, she elected Pamela Morse to serve as a director of the Company. Immediately after the closing of the Change in Control, Dr. Kazanchyan resigned as President and Secretary of the Company. A copy of her resignation letter is attached hereto as Exhibit 17.2. Pamela Morse was also appointed to serve as President and Secretary of the Company on November 14, 2007. Reference is made to the disclosures set forth in Item 3.02 of this Current Report, which disclosures are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
*3.1	Certificate of Incorporation
*3.2	Bylaws
4.1	Promissory Note issued to Dr. Anna Kazanchyan, dated November 14, 2007
4.2	Promissory Note issued to Narek Pharmaceuticals, Inc., dated November 14, 2007
10.1	Redemption Agreement by and between Narek Pharmaceuticals, Inc. and Dr. Anna Kazanchyan, dated November 14, 2007
10.2	Escrow Agreement by and among Narek Pharmaceuticals, Inc., Dr. Anna Kazanchyan, Genesis Holdings, Inc. and Feldman Weinstein & LLP, November 14, 2007
10.3	Common Stock Purchase Agreement by and between Narek Pharmaceuticals, Inc. and Genesis Holdings, Inc., dated November 14, 2007
17.1	Resignation Letter of Dr. Kazanchyan, dated November 14, 2007

17.2	Resignation Letter of Dr. Kazanchyan, dated November 14, 2007

*	Filed as an exhibit to the Company’s Registration Statement on Form 10-SB, as filed with the Securities and Exchange Commission on May 26, 2006, and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAREK PHARMACEUTICALS, INC.

Date: November 14, 2007	By:	/s/ Pamela Morse
Name: Pamela Morse
Title: President